UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2025

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2025, Sean T. Geary, Chief Legal Officer and Secretary of Global GP LLC (the “General Partner”), the general partner of Global Partners LP (the “Partnership”), notified the General Partner that Mr. Geary will resign as the General Partner’s Chief Legal Officer and Secretary effective January 1, 2026. He will continue to be employed as a Senior Legal Advisor to the General Partner and the Partnership following his resignation on terms to be negotiated.

Kristin Seabrook will join the General Partner as Senior Vice President of Legal Transformation on April 14, 2025 and will succeed Mr. Geary as Chief Legal Officer effective January 1, 2026. Previously, Ms. Seabrook was Executive Vice President, Chief Legal Counsel and Secretary at Pilot Travel Centers LLC, where she worked from 2007 to 2025. The terms of any plan, contract or arrangement with, or any grant or award to, Ms. Seabrook in connection with her appointment as Chief Legal Officer have not yet been determined.

Item 7.01	Regulation FD Disclosure.

The information set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated in Item 7.01 by reference.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

A copy of the Partnership’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
99.1	Global Partners LP Press Release dated April 11, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: April 11, 2025	By:	/s/ Sean T. Geary
Sean T. Geary
Chief Legal Officer and Secretary

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